TRANSAMERICA FUNDS

Supplement to the Currently Effective ClearTrack Prospectus

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Effective immediately, all references to “Transamerica Emerging Markets Opportunities” are changed to “Transamerica Emerging Markets Equity.”

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Effective immediately, the corresponding information for Transamerica Emerging Markets Equity (formerly, Transamerica Emerging Markets Opportunities) and Transamerica Small Cap Value in the section entitled “List and Description of Certain Underlying Funds” is replaced as follows:

Transamerica Emerging Markets Equity

Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”) considers emerging markets countries to be those countries (1) included in the MSCI Emerging Markets Index, the fund’s benchmark, or the MSCI Frontier Markets Index or (2) other countries with similar emerging or frontier market characteristics, as determined by the sub-adviser, (for example, relatively low gross national product per capita compared to the world’s major economies). The fund will normally invest primarily in emerging market companies that the sub-adviser believes have above-average potential for capital appreciation based on its fundamental research and analysis.

The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen. The sub-adviser strives to identify companies whose shares are underpriced relative to their intrinsic value. The fund is managed with reference to the MSCI Emerging Markets Index as to country allocation, which may change over time, but the fund is not benchmark constrained. The sub-adviser intends, under normal circumstances, to have approximately 40-80 equity securities in the fund’s portfolio.

Pursuant to a value investing philosophy, the sub-adviser seeks to invest in securities that the sub-adviser believes provide a discount or “margin of safety” between a security’s price and what the sub-adviser believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). To first narrow the fund’s investment universe, the sub-adviser uses quantitative screening tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the sub-adviser combines fundamental research and qualitative analysis to make individual security selections. Within the investment universe, the sub-adviser seeks to invest in companies identified as having attractive risk-reward profiles. The sub-adviser considers these to be companies that it identifies as being both undervalued and having attractive fundamentals (such as revenues, earnings, or management). The sub-adviser also analyzes country-specific factors such as geopolitical risk and its potential impact on expected returns.

The sub-adviser may invest in securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in small, medium and large capitalization companies.

The sub-adviser may invest in unaffiliated investment companies, including exchange-traded funds (“ETFs”), and may also invest a portion of its assets in real estate investment trusts (“REITs”).

The fund may invest a significant portion of its assets in investments located in or operating in one country or a small number of countries. The fund’s benchmark index currently includes substantial exposure to China, including China A-Shares.

Transamerica Small Cap Value

Principal Investment Strategies: The fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell® 2000 Index1 at the time of initial purchase. As of December 31, 2023, the market capitalization range of the Russell 2000® Index was between $20 million and $15.9 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.

The sub-adviser generally will invest in common stocks of companies with small capitalizations that it views as attractively valued and possess relatively low price/cash flow ratios, low price/earnings ratios, low price/sales ratios, and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies, and quality of management.

Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The fund may invest up to 10% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets. The fund may also invest in real estate investment trusts (“REITs”) and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

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Effective immediately, the corresponding information for Transamerica Emerging Markets Equity (formerly, Transamerica Emerging Markets Opportunities) and Transamerica Small Cap Value in the table entitled “Principal Risks of the Underlying Funds” is replaced as follows:

Principal Risks	Transamerica Emerging Markets Equity	Transamerica Small Cap Value
Active Trading	X	X
China A-Shares	X
Convertible Securities	X
Currency	X	X
Cybersecurity	X	X
Depositary Receipts	X	X
Emerging Markets	X
Equity Securities	X	X
Focused Investing	X
Foreign Investments	X	X
Frontier Markets	X
Large Capitalization Companies	X
Large Shareholder	X	X
Liquidity	X	X
Management	X	X
Market	X	X
Medium Capitalization Companies	X
Preferred Stock	X
Real Estate Securities	X	X
REITs	X	X
Small Capitalization Companies	X	X
Underlying Exchange-Traded Funds	X	X
Valuation	X	X
Value Investing	X	X

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Investors Should Retain this Supplement for Future Reference

August 30, 2024